SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2006

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

The response set forth below under Item 8.01 is incorporated by reference herein.

Item 8.01	Other Events.

On May 31, 2006, Washington Real Estate Investment Trust (“WRIT”) entered into an Underwriting Agreement (the “Shares Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, A.G. Edwards & Sons, Inc., Robert W. Baird & Co., Incorporated and Raymond James & Associates, Inc. (the “Equity Underwriters”), in connection with the offer and sale of 2,600,000 of WRIT’s common shares of beneficial interest (the “Shares”). In addition to the Shares, WRIT granted the Equity Underwriters an over-allotment option to purchase up to an additional 390,000 shares. On June 5, 2006, the Equity Underwriters exercised the option to purchase 145,000 shares.

On June 1, 2006, WRIT entered into an Underwriting Agreement (together with the Shares Underwriting Agreement, the “Underwriting Agreements”) with Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities Inc. (together with the Equity Underwriters, the “Underwriters”), in connection with the offer and sale of $100,000,000 aggregate principal amount of WRIT’s 5.95% senior notes due June 15, 2011 (the “Notes”).

WRIT and the Underwriters intend to consummate the sale and purchase of the Shares and the Notes pursuant to the Underwriting Agreements on June 6, 2006.

The Shares are described in WRIT’s prospectus supplement dated May 31, 2006 and the Notes are described in WRIT’s prospectus supplement dated June 1, 2006 (collectively, the “Prospectus Supplements”) and both supplement WRIT’s prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to a Registration Statement on Form S-3 (File No. 333-114410), filed with the SEC on April 12, 2004, and declared effective on April 29, 2004 (the “Registration Statement”). The Prospectus Supplements were filed with the SEC on June 1, 2006 for the Shares and June 2, 2006 for the Notes, both pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

In connection with the offering of the Shares and the Notes, WRIT is filing certain exhibits as part of this Form 8-K that are incorporated by reference in their entirety in the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(c)Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 31, 2006, by and between WRIT and Credit Suisse Securities (USA) LLC, A.G. Edwards & Sons, Inc., Robert W. Baird & Co., Incorporated and Raymond James & Associates, Inc., in connection with the offer and sale of 2,600,000 common shares of beneficial interest.

1.2	Underwriting Agreement, dated June 1, 2006, by and between WRIT and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities Inc., in connection with the offer and sale of $100,000,000 aggregate principal amount of WRIT’s 5.95% senior notes due June 15, 2011.

5.1	Opinion of Arent Fox PLLC in connection with the Shares.

5.2	Opinion of Arent Fox PLLC in connection with the Notes.

23.1	Consent of Arent Fox PLLC (included in Exhibit 5.1)

23.2	Consent of Arent Fox PLLC (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura Franklin
(Signature)

Laura Franklin
Senior Vice President, Accounting and Administration

June 5, 2006

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 31, 2006, by and between WRIT and Credit Suisse Securities (USA) LLC, A.G. Edwards & Sons, Inc., Robert W. Baird & Co., Incorporated and Raymond James & Associates, Inc., in connection with the offer and sale of 2,600,000 common shares of beneficial interest.

1.2	Underwriting Agreement, dated June 1, 2006, by and between WRIT and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities Inc., in connection with the offer and sale of $100,000,000 aggregate principal amount of WRIT’s 5.95% senior notes due June 15, 2011.

5.1	Opinion of Arent Fox PLLC in connection with the Shares.

5.2	Opinion of Arent Fox PLLC in connection with the Notes.

23.1	Consent of Arent Fox PLLC (included in Exhibit 5.1)

23.2	Consent of Arent Fox PLLC (included in Exhibit 5.2)